UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 7, 2007

Memry Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15971	06-1084424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Berkshire Boulevard, Bethel, Connecticut	06801
(Address of principal executive offices)	(Zip Code)

(203) 739-1100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2007, Memry Corporation (“Memry”) announced its financial results for the quarter ended September 30, 2007 by issuing a press release. The press release also announced Memry’s conference call scheduled for November 8, 2007 to discuss these results. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release contains forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Memry’s control which may cause actual results, performance or achievements of Memry to be materially different from the results, performance or other expectations implied by the forward-looking statements. These factors include but are not limited to those detailed in Memry’s Form 10-K for the fiscal year ended June 30, 2007 and other periodic filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 - Press Release, dated November 7, 2007, issued by Memry Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMRY CORPORATION

Date: November 8, 2007	By:	/s/ Richard F. Sowerby
Richard F. Sowerby
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 7, 2007, issued by Memry Corporation.